UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 20, 2011 (September 19, 2011)
Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.
On September 19, 2011 Aircastle Limited announced that Ron Wainshal, Chief Executive Officer, will be presenting at the Goldman Sachs Second Annual Leveraged Finance Aircraft Leasing Conference to be held at the Goldman Sachs Conference Center in New York City on Monday, September 26, 2011 at 3:00 p.m. Eastern Time.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibit 99.1 Press Release dated September 19, 2011 which is being furnished hereto pursuant to Item 7.01.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AIRCASTLE LIMITED
(Registrant)
/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary
Date: September 20, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 19, 2011